                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):      July 23, 1999
                                                             -------------




                         Toyota Auto Lease Trust 1998-C
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             (Exact name of registrant as specified in its charter)





    California                   333-65067                     33-0755530
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




     c/o Toyota Motor Credit Corporation
         19001 South Western Avenue
            Torrance, California                                 90509
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------


                           Exhibit Index is on Page 2

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Exhibit 20(b) provides supplemental information for the subsequent contracts acquired under the Toyota Auto Lease Trust 1998-C between December 31, 1998 and June 30, 1999, which in aggregate exceeded 10% if the Initial Aggregate Net Investment Value during the month of June 1999.


Item 5.  OTHER EVENTS

On July 23, 1999, interest collected during the preceding calendar month as provided for in the 1998-C Securitization Trust Agreement dated as of December 1, 1998 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1998-C SUBI Servicing Supplement to the Amended and Restated Trust and Servicing Agreement, dated December 1, 1998, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1998-C (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of June 1999 is filed as Exhibit 20(a) to this Current Report on Form 8-K.



Item 7(c).  Exhibits

            EXHIBIT NUMBER    DESCRIPTION

                 20(a)        Servicer's Certificate for the month of
                              June, 1999.

                 20(b) Composition of Aggregate Revolving Period Subsequent Contracts Allocated between December 31, 1998 and June 30, 1999.

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             TOYOTA AUTO LEASE TRUST 1998-C

                             BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  August 10, 1999       By:               /s/ GEORGE E. BORST
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                                                   George E. Borst
                                                Senior Vice President
                                                 and General Manager






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